Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of December 9, 2016, entered into pursuant to the CREDIT AGREEMENT, dated as of September 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CDK GLOBAL, INC. (f.k.a. CDK GLOBAL HOLDINGS, LLC) (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment wish to amend certain provisions of the Credit Agreement in the manner hereinafter set forth; and

WHEREAS, this Amendment is entered into pursuant to Section 10.02 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)                The following definitions are inserted into Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

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““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.”

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)               The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by adding the word “or” after clause (b)(i), adding the words “or appointed, or approved prior to their election,” immediately after the word “nominated” in clause (b)(ii) and deleting clause (b)(iii) in its entirety.

(c)                The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by restating clause (ix) thereof in its entirety as follows:

“(ix) any “restructuring expenses” and “other business transformation expenses” for such period (if incurred prior to June 30, 2020) attributable to the “Business Transformation Plan” (as each such term is used in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2016 and its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2016); provided, that (A) such expenses shall have been determined in a manner consistent with the Company’s practices prior to the date of the First Amendment to this Agreement and reflected as such in the Company’s annual or quarterly reports filed with the SEC, (B) the aggregate amount of such expenses incurred during the fiscal quarters of the Company ended on March 31, 2016, June 30, 2016, and September 30, 2016, shall be deemed to be $18,900,000, $26,200,000 and $20,900,000, respectively, and (C) Consolidated EBITDA may not be increased by more than $125,000,000 of such expenses during any period of four fiscal quarters or by more than $275,000,000 of such expenses during the term of this Agreement;”

(d)               The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by removing the word “or” after clause (c), adding “or” at the end of clause (d) and adding the following as a new clause (e) thereof:

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“(e) has, or has a direct or indirect parent that has, become the subject of a Bail-In Action.”

(e)                The definition of “Eligible Assignee” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (ii) of the proviso therein in its entirety with the following:

“(ii) neither any individual, nor the Company or any Affiliate of the Company, shall qualify as an Eligible Assignee”

(f)                Section 2.16 of the Credit Agreement is hereby amended by adding the following new clause (h) immediately after clause (g) thereof:

“(h) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.”

(g)               Section 6.01(f) of the Credit Agreement is hereby amended by replacing the words “Section 6.02(l)” with “Section 6.02(k)”.

(h)               Clause (a)(i) of Section 10.01 of the Credit Agreement is hereby amended to read as follows:

“if to the Company, to it at 1950 Hassell Road, Hoffman Estates, IL 60169, Attention of General Counsel (Fax No. 847-839-2604), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, Attention of Monica K. Thurmond (Fax No. 212-492-0055);”

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(i)                 Article 10 of the Credit Agreement is hereby amended by adding a new Section 10.17 as follows:

“SECTION 10.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

2.                  Representations and Warranties. To induce the Lenders to enter into this Amendment, the Company represents and warrants to the Lenders that:

(a)                this Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)               before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct (A) in the case of representations and warranties qualified as to materiality, in all respects, and (B) otherwise, in all material respects, as of such earlier date; and

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(c)                as of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.                  Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received (a) counterparts of this Amendment signed on behalf of the Company, Lenders constituting the Required Lenders and the Administrative Agent, or written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed counterparts of this Amendment) that such parties have signed counterparts of this Amendment and (b) from the Company, payment of all fees and expenses required to be paid or reimbursed hereunder.

4.                  Effect of Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. On and after the Amendment Effective Date, all references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other Loan Document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. Nothing herein shall be deemed to entitle the Company to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances. This Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

5.                  Expenses. The Company agrees to reimburse the Administrative Agent for the Administrative Agent’s reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

6.                  Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.                  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                  Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

CDK GLOBAL, INC.

By:	/s/ Alfred A. Nietzel
Name: Alfred A. Nietzel
Title: EVP and CFO

ACKNOWLEDGED AND AGREED TO:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		JPMORGAN CHASE BANK, N.A.

	by	/s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		BANK OF AMERICA, N.A.

	by	/s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Bank of Montreal, Chicago Branch

	by	/s/ Randon Gardley
Name: Randon Gardley
Title: Vice President

by
Name:
Title:

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		BRANCH BANKING AND TRUST COMPANY

	by	/s/ Andrey Rudnitsky
Name: Andrey Rudnitsky
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Citibank, N.A.

	by	/s/ James M. Walsh
Name: James M. Walsh
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Citizens Bank, N.A.,

	by	/s/ Ricky Simmons
Name: Ricky Simmons
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Danske Bank A/S:

	by	/s/ Merete Ryvald
Name: Merete Ryvald
Title: Chief Loan Manager

	by	/s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Lloyds Bank, plc

	by	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President W004

	by	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President P003

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Morgan Stanley Bank, N.A.

	by	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		The Northern Trust Company:

	by	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		SABADELL UNITED BANK, N.A.

	by	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Structured Finance Americas Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		Société Générale

	by	/s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

	by	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		U.S. BANK NATIONAL ASSOCIATION

	by	/s/ Mark Irey
Name: Mark Irey
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2014 CDK CREDIT AGREEMENT

Name of Institution:		WELLS FARGO BANK, N.A.

	by	/s/ Lindsey McGraw
Name: Lindsey McGraw
Title: Director